EXHIBIT 23.1


              Consent of Ernst & Young LLP, Independent Auditors


We consent to the use of our report in the Current Report on Form 8-K dated June 11, 2002 of The Reader's Digest Association, Inc. and the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-37434, 33-56883, 333-57789 and 333-42726) of The Reader's Digest Association, Inc. and in Amendment No. 1 to the Registration Statement (Form S-3 No. 333-73336) and related Prospectus of The Reader's Digest Association, Inc. for the registration of $500,000,000 in debt securities of our report dated February 15, 2002, with respect to the consolidated financial statements of Reiman Holding Company, LLC for the year ended December 31, 2001.


Milwaukee, Wisconsin                /s/ERNST & YOUNG LLP
June 6, 2002